M.D. Sass Concentrated Equities ETF
Schedule of Investments
May 31, 2026 (Unaudited)

COMMON STOCKS - 91.8%	Shares		Value
Consumer Discretionary - 10.3%
Amazon.com, Inc. (a)	15,872		$ 4,295,598
Somnigroup International, Inc.	50,406		3,569,249
			7,864,847

Consumer Staples - 7.0%
Primo Brands Corp.	214,992		5,331,802

Energy - 6.1%
Williams Cos., Inc.	65,508		4,676,616

Financials - 4.9%
Capital One Financial Corp.	20,080		3,773,634

Health Care - 14.3%
Danaher Corp.	7,518		1,373,313
Henry Schein, Inc. (a)	71,640		5,486,191
Quest Diagnostics, Inc.	20,858		4,065,225
			10,924,729

Industrials - 31.7% (b)
AMETEK, Inc.	21,053		4,754,820
API Group Corp. (a)	78,945		3,236,745
CH Robinson Worldwide, Inc.	20,391		3,642,852
Clean Harbors, Inc. (a)	14,412		4,050,204
Flowserve Corp.	34,820		2,629,258
Quanta Services, Inc.	2,991		2,128,785
StandardAero, Inc. (a)	133,401		3,820,605
			24,263,269

Materials - 4.7%
Martin Marietta Materials, Inc.	6,202		3,607,331

Real Estate - 6.1%
CBRE Group, Inc. - Class A (a)	10,432		1,304,417
Welltower, Inc.	16,547		3,397,596
			4,702,013

Technology - 6.7%
Analog Devices, Inc.	6,406		2,651,123
Micron Technology, Inc.	2,560		2,485,760
			5,136,883
TOTAL COMMON STOCKS (Cost $58,226,895)			70,281,124

TOTAL INVESTMENTS - 91.8% (Cost $58,226,895)			70,281,124
Other Assets in Excess of Liabilities - 8.2%		0.08166	6,249,295
TOTAL NET ASSETS - 100.0%			$ 76,530,419

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

M.D. Sass Concentrated Equities ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 70,281,124	$ –	$ –	$ 70,281,124
Total Investments	$ 70,281,124	$ –	$ –	$ 70,281,124

Refer to the Schedule of Investments for further disaggregation of investment categories.